Assets and Liabilities Held for Sale	12 Months Ended
Dec. 31, 2017
ASSETS AND LIABILITIES HELD FOR SALE [Abstract]
Assets and Liabilities Held for Sale

10. ASSETS AND LIABILITIES HELD FOR SALE

In 2016, the Company’s Board of Directors approved the disposal of the 51% equity interest in MoboTap, which is the mobile technology developer behind the Dolphin Browser, held by the Company. As of December 31, 2016, the Company was negotiating with a potential buyer on the terms of disposal. In accordance with ASC360, the assets and liabilities attributable to MoboTap are classified as assets and liabilities held for sale and measured at the lower of their carrying amounts or their fair values, less cost to sell, in the Company’s consolidated balance sheet as of December 31, 2016 and there is no impairment recognized in the consolidated statements of comprehensive income for the year ended December 31, 2016. Details of the aggregate assets and liabilities at December 31, 2016 are as follows (in thousands):

As of December 31, 2016 (in thousands)
Cash and cash equivalents	$11,684
Prepaid and other current assets	2,469
Goodwill	83,470
Intangible assets	5,456

Assets held for sale	$103,079

Other liabilities	3,902

Liabilities held for sale	$3,902

In the first quarter of 2017, the Company’s management determined that the disposal was unlikely to be completed within one year due to the suspension of negotiations with the potential buyer. As a result, the assets held for sale and liabilities held for sale related to MoboTap were reclassified as assets and liabilities held for use and measured at the carrying value before MoboTap was classified as held for sale, adjusted for any depreciation and amortization expense that would have been recognized had the assets and liabilities been continuously classified as held for use.